UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

MFA Financial, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Park Avenue, 20th floor

New York, New York 10022

(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 207-6400

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	MFA	New York Stock Exchange

7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PB	New York Stock Exchange

6.50% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PC	New York Stock Exchange

8.00% Senior Notes due 2042	MFO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 15, 2020, the Board of Directors (the “Board”) of MFA Financial, Inc. (the “Company”) approved a form of indemnification agreement (the “Indemnification Agreement”) between the Company and each of its directors and executive officers in substantially the same form as the form attached hereto as Exhibit 10.1. Under the Indemnification Agreement, the Company agrees to indemnify its directors and executive officers against liability arising out of the performance of their duties to the Company and its subsidiaries to the fullest extent permitted under Maryland law. The Indemnification Agreement also sets forth certain exclusions and limits from such indemnification rights, procedures with respect to requesting and obtaining indemnification, selection of counsel and advancement of legal expenses and other customary provisions. The Company entered into such Indemnification Agreements with each of its current directors and executive officers as of May 19, 2020.

The above description of the Indemnification Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement filed as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The information set forth under Item 1.01 of this Current Report on Form 8-K, as related to the executive officers, is incorporated into this Item 5.02(e) by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Indemnification Agreement.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2020	MFA FINANCIAL, INC.

	By:	/s/ Harold E. Schwartz
Harold E. Schwartz
Senior Vice President and
General Counsel